 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2022

VERSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive
Miamisburg, Ohio 45342
(Address, including zip code, of principal executive offices)

(877) 855-7243
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2022, certain subsidiaries of Verso Corporation (the “Company” or “Verso”), including Verso Paper Holding LLC (the “Borrower”) and Verso Holding LLC (“Holdings”), entered into the Fourth Amendment to Credit Agreement (the “Fourth ABL Amendment”) to the Asset-Based Revolving Credit Agreement dated as of July 15, 2016 (the “Original ABL Facility”, and as the Original ABL Facility was previously amended, the “Existing ABL Facility”, and as the Existing ABL Facility is amended by the Fourth ABL Amendment, the “ABL Facility”) among Holdings, the Borrower, the subsidiaries of the Borrower party thereto, the lenders and other parties thereto, and Wells Fargo Bank, National Association, as administrative agent.

After giving effect to the Fourth ABL Amendment, the ABL Facility (i) applies certain reporting arrangements in connection (and effective upon closing of) the expected merger of West Acquisition Merger Sub Inc., a wholly owned subsidiary of BillerudKorsnäs Inc., with and into the Company, with the Company as the surviving corporation as a wholly owned indirect subsidiary of BillerudKorsnäs AB (the “BK Merger”), (ii) after the BK Merger, requires the use of the International Financial Reporting Standards as the applicable accounting rules for the Company and its subsidiaries, in lieu of GAAP, and (iii) makes other administrative and implementing changes to be effective upon closing of the BK Merger.

All obligations under the ABL Facility continue to be (i) unconditionally guaranteed by Holdings and certain of the subsidiaries of the Borrower and (ii) secured by first-priority liens on certain assets of the Borrower, Holdings and the other guarantor subsidiaries, including accounts, inventory, certain deposit accounts, securities accounts and commodities accounts.

The other principal terms of the ABL Facility, including the interest rate, the maturity date, and fees payable thereunder, remain unchanged after giving effect to the Fourth ABL Amendment. The Original ABL Facility, together with amendments thereto dated as of December 5, 2016, February 6, 2019 and May 10, 2021, have been previously filed with, and are described in, the Company’s Current Report on Form 8-K dated, respectively: July, 15, 2016, December 5, 2016, February 6, 2019 and May 10, 2021.

The foregoing summary of the Fourth ABL Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth ABL Amendment, a copy of which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Fourth Amendment to Credit Agreement, dated as of March 18, 2022, among Verso Holding LLC, Verso Paper Holding LLC, each of the other loan parties party thereto, the lenders and other parties thereto, and Wells Fargo Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding Verso, BillerudKorsnäs AB (“BillerudKorsnäs”) or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this Current Report on Form 8-K, unless otherwise indicated, and there is no implication that the information contained in this Current Report on Form 8-K is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including the definitive proxy statement filed with the SEC on February 8, 2022, Verso’s Annual Report on Form 10-K filed with the SEC on February 28, 2022, and any further disclosures Verso makes in Current Reports on Form 10-Q or Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at https://investor.versoco.com/ or the SEC’s website at www.sec.gov.

Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this Current Report on Form 8-K, or to update, supplement or correct the information set forth in this Current Report on Form 8-K or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022

VERSO CORPORATION

	By:	/s/ Brian D. Cullen
Brian D. Cullen
Senior Vice President and Chief Financial Officer